UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 31, 2003
                Date of Report (date of earliest event reported)

                             _____________________

                          VENTANA MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

     State of Delaware                  000-20931               94-2976937
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                           1910 Innovation Park Drive
                                Tucson, AZ 85737
                    (Address of principal executive offices)

                                 (520) 887-2155
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

         (c)  Exhibits

Exhibit No.      Description
--------------   ---------------------------------------------------------------
99.1             Press Release, dated as of February 20, 2004


Item 9.  Regulation FD Disclosure (pursuant to Item 12)


     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On February 20, 2004, Ventana Medical Systems, Inc. ("Ventana") issued a press release regarding Ventana's results of operations for the quarter ended December 31, 2003, and disclosing material non-public information. The press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         VENTANA MEDICAL SYSTEMS, INC.

                                         By: / s / NICHOLAS MALDEN
                                             ---------------------
                                             Nicholas Malden
                                             Senior Vice President, Chief
                                             Financial Officer and Secretary


Date: February 20, 2004